BRANDYWINE OPERATING PARTNERSHIP, L.P.,

Issuer,

BRANDYWINE REALTY TRUST,

Parent Guarantor,

CERTAIN SUBSIDIARIES OF
BRANDYWINE OPERATING PARTNERSHIP, L.P.,

Subsidiary Guarantors,

and

THE BANK OF NEW YORK,

Trustee

_______________

FIRST SUPPLEMENTAL INDENTURE

Dated as of May 25, 2005

_______________

DEBT SECURITIES

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FIRST SUPPLEMENTAL INDENTURE

This First SUPPLEMENTAL INDENTURE, dated as of May 25, 2005 (this “Supplemental Indenture”), to the Indenture (defined below) among BRANDYWINE OPERATING PARTNERSHIP, L.P., a limited partnership formed under the laws of Delaware (the “Issuer”), BRANDYWINE REALTY TRUST, a real estate investment trust formed under the laws of Maryland and the sole general partner and a limited partner of the Issuer (the “Parent Guarantor”), CERTAIN SUBSIDIARIES OF THE ISSUER SIGNATORIES HERETO (each, a Subsidiary Guarantor” and together with the Parent Guarantor, the “Guarantors”) and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, certain of the Guarantors (the “Initial Guarantors”) and the Trustee executed an Indenture, dated as of October 22, 2004 (the “Indenture”), pursuant to which the Securities were guaranteed by such Guarantors; and

WHEREAS, pursuant to Section 901(5) of the Indenture, the Issuer and the Initial Guarantors may enter into a supplemental indenture to add guarantees with respect to the Securities; and

WHEREAS, the Issuer and the Initial Guarantors desire to add guarantees with respect to the Securities, and each Guarantor that is not an Initial Guarantor (collectively, the “Additional Guarantors”) is executing this Supplemental Indenture to add its guarantee with respect to the Securities; and

WHEREAS, all consents, opinions and notices required to be obtained and/or provided as conditions to the execution of this Supplemental Indenture and all other documents relating to the execution of this Supplemental Indenture have been obtained and provided;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

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ARTICLE ONE AUTHORIZATION; DEFINITIONS
Section 101. Supplemental Indenture.

     This Supplemental Indenture is supplemental to, and is entered into in accordance with, Section 901 of the Indenture, and except as modified, amended and supplemented by this Supplemental Indenture, the provisions of the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

Section 102. Definitions.

     Unless the context shall otherwise require, and except for terms defined herein, all terms which are defined in Section 101 of the Indenture shall have the same meanings, respectively, in this Supplemental Indenture, as such terms are given in said Section 101 of the Indenture.

ARTICLE TWO GUARANTORS
Section 201. Additional Guarantors.

     Each Additional Guarantor hereby expressly assumes the obligations of, and agrees to perform all of the duties of, a Subsidiary Guarantor under the Indenture, subject to the terms and conditions thereof.

ARTICLE THREE MISCELLANEOUS
Section 301. Effective Date.

     This Supplemental Indenture shall become effective upon execution and delivery hereof.

Section 302. Acceptance.

     The Trustee accepts the Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions set forth in the Indenture as supplemented herein. The Trustee shall not be responsible, in any manner whatsoever, for, or in respect of, the validity or sufficiency of this Supplemental Indenture or the due execution by the Issuer or the Guarantors, for, or in respect of, the recitals contained herein.

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Section 303. Successors and Assigns.

     All covenants and agreements in this Supplemental Indenture, by the Issuer, the Guarantors or the Trustee shall bind its or their (as the case may be) respective successors and assigns, whether so expressed or not.

Section 304. Governing Law.

     This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 305. Incorporation Into Indenture.

     All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made part of, the Indenture, and the Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 306. Counterparts.

     This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this FIRST SUPPLEMENTAL INDENTURE dated May 25, 2005 to be duly executed, all as of May 25, 2005.

BRANDYWINE OPERATING PARTNERSHIP, L.P.,
as Issuer

By: Brandywine Realty Trust, as general partner

By: /s/ Gerard H. Sweeney
Name: Gerard H. Sweeney
Title: President and Chief Executive Officer

Attest: /s/ Brad A. Molotsky

BRANDYWINE REALTY TRUST,
as Parent Guarantor

By: Brandywine Realty Trust, as general partner

By: /s/ Gerard H. Sweeney
Name: Gerard H. Sweeney
Title: President and Chief Executive Officer

Attest: /s/ Brad A. Molotsky

THE BANK OF NEW YORK,
Trustee

By: /s/ Joseph Lloret
Name: Joseph Lloret
Title: Assistant Vice-President

Attest: ________________________

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AAPOP 2, L.P.
By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE AMBASSADOR, L.P.
By:	Brandywine Ambassador, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE CENTRAL L.P.
By:	Brandywine F.C., L.P., a Pennsylvania limited partnership, its general partner

By:	Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE CIRA, L.P.
By:	Brandywine Cira, LLC, a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE F.C., L.P.
By:	Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE GRANDE B, L.P.
By:	Brandywine Grande B, L.L.C., a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE METROPLEX, L.P.
By:	Brandywine Metroplex, LLC, a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE P.M., L.P.
By:	Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB FLORIG, L.P.
By:	Brandywine TB Florig, LLC, a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE TB INN, L.P.
By:	Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB I, L.P.
By:	Brandywine TB I, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB II, L.P.
By:	Brandywine TB II, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB V, L.P.
By:	Brandywine TB V, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE TB VI, L.P.
By:	Brandywine TB VI, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner
BRANDYWINE TB VIII, L.P.

By:	Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

C/N IRON RUN LIMITED PARTNERSHIP III
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

C/N LEEDOM LIMITED PARTNERSHIP II
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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C/N OAKLANDS LIMITED PARTNERSHIP I
By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

C/N OAKLANDS LIMITED PARTNERSHIP III
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

E-TENANTS.COM HOLDING, L.P.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

FIFTEEN HORSHAM, L.P.
By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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IRON RUN LIMITED PARTNERSHIP V
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

LC/N HORSHAM LIMITED PARTNERSHIP
By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

LC/N KEITH VALLEY LIMITED PARTNERSHIP I
By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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NEWTECH IV LIMITED PARTNERSHIP
By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

NICHOLS LANSDALE LIMITED PARTNERSHIP III
By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Witmer L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

WITMER OPERATING PARTNERSHIP I, L.P.
By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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100 ARRANDALE ASSOCIATES, L.P.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

111 ARRANDALE ASSOCIATES, L.P.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

440 CREAMERY WAY ASSOCIATES, L.P.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

442 CREAMERY WAY ASSOCIATES, L.P.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

481 JOHN YOUNG WAY ASSOCIATES, L.P.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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INTERSTATE CENTER ASSOCIATES
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:	Brandywine Interstate 50, L.L.C., a Delaware limited liability company, one of its general partners

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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IR NORTHLIGHT II ASSOCIATES
By:	AAPOP 2, L.P., a Delaware limited partnership, one of its general partners

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

PLYMOUTH TFC GENERAL PARTNERSHIP
By:	Brandywine P.M., L.P., a Pennsylvania Limited Partnership, its general partner

By:	Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

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By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By:	Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

By:	Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BTRS, INC.
SOUTHPOINT LAND HOLDINGS, INC.
VALLEYBROOKE LAND HOLDINGS, INC.
BRANDYWINE AMBASSADOR, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE CHARLOTTESVILLE LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE CHRISTINA LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE CIRA, LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE DABNEY, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE DOMINION, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE F.C., L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE GRANDE B, LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE GREENTREE V, LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE INTERSTATE 50, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE–MAIN STREET, LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE METROPLEX LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE P.M., L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE PIAZZA, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE PLAZA 1000, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE PROMENADE, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB FLORIG, LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE TB INN, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB I, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB II, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB V, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB VI, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TB VIII, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE TRENTON URBAN RENEWAL, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE WITMER, L.L.C.
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

CHRISTIANA CENTER OPERATING COMPANY III LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

E-TENANTS LLC
By:	e-Tenants.com Holding, L.P., a Pennsylvania limited partnership, its sole member

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE BYBERRY LP
By:	Brandywine Byberry LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE MIDATLANTIC LP
By:	Brandywine Midatlantic LLC, a Delaware limited liability company

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

OLS OFFICE PARTNERS, L.P.
By:	Brandywine One Logan LLC, a Pennsylvania limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR CENTER ASSOCIATES
By:	Brandywine Radnor Center LLC, a Pennsylvania limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR PROPERTIES ASSOCIATES-II, L.P.
By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR PROPERTIES-SDC, L.P.
By:	Radnor GP-SDC, L.L.C., a Delaware limited liability company, its general partner

By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR PROPERTIES-200 RC HOLDINGS, L.P.
By:	Brandywine Radnor 200 Holdings LLC, a Delaware, limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR PROPERTIES-200 RC, L.P.
By:	Radnor GP-200 RC, L.L.C., a Delaware limited liability company, its general partner

By:	Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Radnor 200 Holdings LLC, a Delaware, limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR PROPERTIES-201 KOP, L.P.
By:	Radnor GP-201 KOP, L.L.C., a Delaware limited liability company, its general partner

By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR PROPERTIES-555 LA, L.P.
By:	Radnor GP-555 LA, L.L.C., a Delaware limited liability company, its general partner

By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE BYBERRY LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE MIDATLANTIC LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE ONE LOGAN LLC
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE ONE RODNEY SQUARE LLC
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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BRANDYWINE RADNOR CENTER LLC
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE RADNOR 200 HOLDINGS LLC
By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

BRANDYWINE 300 DELAWARE LLC
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

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RADNOR GP, L.L.C.
By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR GP-SDC, L.L.C.
By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, its sole member

By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its sole member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR GP-200 RC, L.L.C.
By:	Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership, its sole member

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By:	Brandywine Radnor 200 Holdings LLC, a Delaware, limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR GP-201 KOP, L.L.C.
By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

RADNOR GP-555 LA, L.L.C.
By:	Radnor Properties Associates-II, L.P., a Delaware limited partnership, managing member

By:	Radnor GP, L.L.C., a Delaware limited liability company, its general partner

By:	Brandywine Midatlantic LP, a Delaware limited partnership, its managing member

By:	Brandywine Midatlantic LLC, a Delaware limited liability company, its general partner

By:	Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By: /s/ Gerard H. Sweeney Name: Gerard H. Sweeney Title: President and Chief Executive Officer

Attest: /s/ Brad A. Molotsky